                                                                       CONFORMED
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 15, 2001
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                        38-1853300
          --------                                        ----------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEMS 1-4       NOT APPLICABLE

ITEM 5          OTHER EVENTS

                ON OCTOBER 15, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THAT IT HAS EXTENDED THE EXPIRATION DATE FOR ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFER AND CONSENT SOLICITATION IN CONNECTION WITH ITS PROPOSED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE EXTENDED EXPIRATION DATE IS ATTACHED AS EXHIBIT 99.1.


ITEM 6          NOT APPLICABLE


ITEM 7          EXHIBITS

                99.1    PRESS RELEASE ISSUED BY THE COMPANY DATED
                        OCTOBER 15, 2001.


ITEMS 8-9       NOT APPLICABLE


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        TELEX COMMUNICATIONS, INC.




Dated:  October 15, 2001                By:  /s/ Ned C. Jackson
                                        -----------------------
                                        Ned C. Jackson
                                        President and Chief Executive Officer




Dated:  October 15, 2001                By:  /s/ Richard J. Pearson
                                        ---------------------------
                                        Richard J. Pearson
                                        Vice President and Chief Financial
                                        Officer

                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


       EXHIBIT NO.           DESCRIPTION
       99.1                  PRESS RELEASE ISSUED BY THE COMPANY DATED
                             OCTOBER 15, 2001.



















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